Exhibit 10.l


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, dated and effective this 17th day of August, 1998, between FIRST BANCORP (a North Carolina corporation) (the "Company") and JAMES
H. GARNER (the "Employee"). References to the "Company" herein shall be deemed to refer to the Company and its subsidiaries taken as a whole, unless the context requires or the Agreement provides otherwise.

         The Company desires to employ the Employee, and Employee desires to be employed by the Company, on the terms and subject to the conditions hereinafter set forth. Accordingly, in consideration of employment, the compensation the Company agrees to pay the Employee, the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually agree as follows:

         1. Employment and Term. The Company (or one of its subsidiaries) will employ Employee, and Employee will be employed by the Company for a term of three (3) years, initially as President and Chief Executive Officer, commencing on the date hereof, unless sooner terminated as hereinafter provided. The term of this Agreement shall automatically be extended for an additional period of one (1) year on each anniversary of the date of this Agreement unless either party gives the other written notice on or prior to such anniversary date that such extension will not occur.

         2. Duties. Employee shall at all times faithfully and diligently perform Employee's obligations under this Agreement and act in the best interests of the Company and its affiliated companies. Employee's duties hereunder shall be to act in such office or capacity as the Company may direct or change from time to time, and Employee shall perform all duties necessary or advisable in order to carry out such functions in an efficient manner. Employee shall, during the term of Employee's employment hereunder, devote Employee's full time, best efforts and ability, skill, and attention exclusively to the furtherance of the business objectives and interests of the Company and its affiliated companies during such hours and in such a manner as is generally customary for employees of Employee's position in businesses of the Company's type.

         3. Compensation.
                  (a) Salary. For services rendered by Employee hereunder, the Company shall pay Employee an annual salary of not less than $170,000 payable in accordance with the customary payroll practices of the Company. Employee's salary shall be subject to increase upon annual reviews of the Employee's performance. Employee will receive an annual increase that is at least as much as any percentage increase in the U.S. Consumer Price Index during the twelve months preceding the date of Employee's annual review. Any such increase will be considered in determining the Employee's base salary for all purposes hereunder.

                  (b) Reimbursement of Expenses. The Company shall pay or reimburse Employee for all reasonable and necessary travel and other expenses incurred by Employee in performing Employee's obligations under this Agreement, provided that Employee shall present to the Company from time to time an itemized account of such expenses in any form required by the Company. The Company further agrees to furnish Employee with such other assistance and accommodations as shall be suitable to the character of Employee's position with the Company and adequate for the performance of Employee's duties hereunder.

                  (c) Employee shall be entitled to such insurance, pension, profit-sharing and other benefit plans as are or may be available generally to employees of the Company to the extent permitted by applicable laws or government regulations. Employee will also be eligible for participation in the Company's Supplemental Employee Retirement Plan, Split Dollar Insurance Plan and Stock Option Plan.

                  (d) Employee shall be entitled to reasonable time off for vacation, sick leave, bereavement leave, jury duty and military obligations as are or may become available to employees of the Company in positions similar to those of Employee, as provided by the Company's policies as they may be in effect from time to time.

         4. Termination. In addition to the termination of the terms specified in Section 1 hereunder, employment may be terminated under any of the following provisions:
                  (a) The employment of the Employee under this Agreement may be terminated immediately by the Company if the Company finds that the Employee shall have (i) demonstrated gross negligence or willful misconduct in the execution of Employee's duties, (ii) committed an act of dishonesty or moral turpitude, or (iii) been convicted of a felony or other serious crime. All future compensation and benefits, not then accrued, will automatically terminate if Employee is terminated under this subparagraph (a).

                  (b) The employment of the Employee under this Agreement shall be automatically terminated on the date of the Employee's death.

                  (c) Employer may terminate Employee's employment hereunder for any reason other than as provided in subparagraphs (a) and (b), but in such case Employer shall be obligated to pay Employee's base salary to Employee for the remainder of the term specified in Section 1 hereof (the "Remaining Term").

                  (d) Employment hereunder may be terminated voluntarily by Employee on forty-five (45) days' written notice to the Company's Chief Executive Officer or Chairman of the Company's Board of Directors, in which case Employee will receive his compensation, vested rights and employee benefits accrued through the date of termination of employment.

         5. Other Obligations.  All payments and benefits to Employee under this
Agreement  shall  be  subject  to  Employee's   compliance  with  the  following
provisions:

                  (a) Assistance in Litigation. During the term of this Agreement and for three full years after the expiration or termination hereof, Employee shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. In connection with such assistance, if substantial effort or expense is required of Employee after the termination of Employee's employment hereunder, the Company will pay reasonable compensation to Employee and will reimburse him for reasonable out-of-pocket expenses.

                  (b) Long-Term Disability. If the Employee has become disabled as determined under the Company's long-term disability plan or policy then in effect and is terminated from active employment, any remaining benefits of this contract shall be reduced by any benefits received by the Employee under the Company's long-term disability plan or policy. Additionally, if such a circumstance occurs, the Employee is under an affirmative duty to actively seek and accept reasonable alternative employment following termination. Any compensation received by Employee following termination or compensation earnable with reasonable diligence will be deducted from any future compensation due the Employee under this Agreement. In the event the Employee fails to seek reasonable alternative employment, the Company's obligation to pay future compensation shall cease.

                  (c) Confidential Information. Employee acknowledges that in the course of Employee's employment he will acquire knowledge of trade and business secrets and other confidential data of the Company, its subsidiaries and any affiliated companies. Such trade and business secrets and other confidential data may include, but are not limited to, confidential product information, methods by which the Company proposes to compete with its business competitors, strategic plans, confidential reports prepared by business consultant(s) and similar information relating to the Company's, its subsidiaries' or its affiliated companies' products, customers, and operations. Employee recognizes that the possible restrictions on Employee's activities are required for the reasonable protection of the Company. Employee covenants not to knowingly disclose or reveal to any unauthorized person such confidential business secrets or other confidential data both during the term of this Agreement and for a period of two (2) years following termination of this Agreement. Upon expiration or termination of Employee's employment by the Company, Employee agrees to return to the Company all documents (both originals and copies), including without limitation, customer lists, books and records, form agreements, manuals, and other information (in whatever form such information may exist, whether written, recorded, in magnetic media, or other form) that comes into Employee's possession during, by virtue of and in the course of Employee's employment and which are in any way connected with or related to the Company's business.

         It is further understood and agreed that the Company's right to require Employee to keep confidential information secret shall not be in lieu of the Company's right to monetary damages in the event Employee is in breach of any obligation contained in this Agreement, and that in the event of any breach or threatened breach of any of these covenants, the Company may either, with or without pursuing any action for damages, obtain and enforce an injunction prohibiting Employee from violating said covenants.

                  (d) Noncompetition Covenants and Other Covenants For Protection of the Company. During the term of Employee's employment hereunder and during the period following the termination of such employment specified below as the "Restricted Period," Employee separately covenants for the benefit of the Company as follows:

                           (i)  Employee  shall  not,  directly  or  indirectly,
promote, be employed by, participate or engage in any activity or business which is in competition with the business of the Company, or any of its subsidiaries and affiliated companies, including acting, either singly or jointly or as agent for, or as an employee of, any person or persons, firm or corporation whether directly or indirectly (as a director, shareholder or investor, partner, lessor, lessee, proprietor, principal agent, independent contractor, representative, consultant or otherwise), in the "Restricted Territory" (as defined below). Ownership by Employee of 5% or less of the outstanding capital stock of any corporation which is actively publicly traded will not be a violation of this covenant;

                           (ii) Employee covenants that Employee will not employ
or assist others by active solicitation to recruit and employ employees of the Company or any of the Company's subsidiaries or affiliate companies; and

                           (iii)   Employee   agrees  that  Employee  will  not,
directly or indirectly, on behalf of himself or any third party, make any sales contacts with, or actively solicit business from any customer of the Company or its subsidiaries or affiliate companies, for any products or services competitive with those offered by the Company or its subsidiaries or affiliated companies within the "Restricted Territory" (as defined below).

         The "Restricted Period" following termination of employment during which Employee will observe the covenants contained in this Section 5(d) shall be (A) one year following termination of employment under Section 4(a) hereof or if Employee voluntarily terminates his employment hereunder and (B) for the Remaining Term (as defined in Section 4(c) hereof) if employment is terminated pursuant to Section 4(c) hereof.

         "Restricted Territory" is defined as the area within a fifty mile radius of Troy, North Carolina. Notwithstanding the foregoing, the aforesaid limitations on Employee contained in this Section 5(d) shall be null and void if Employee's employment hereunder is terminated within one year following a Change in Control (as defined in Section 8 hereof).

                  (e) It is further understood and agreed that the Company's right to require Employee to keep confidential information secret or not to compete against the Company for the agreed upon period shall not be in lieu of the Company's right to monetary damages in the event Employee is in breach of any obligation contained in this Agreement, and that in the event of any breach or threatened breach of any of these covenants, the Company may either, with or without pursuing any action for damages, obtain and enforce an injunction prohibiting Employee from violating said covenants.

                  (f) The parties hereby agree that all of the above obligations in this Section 5 are reasonable in nature and are designed to reasonably protect the Company's interests.

         6. Source of Payment. Subject to the terms of any employee benefit plan established by the Company and except as otherwise provided by law, all payments provided under this Agreement shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets shall be made to assure payment. Employee shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid the Company in meeting its obligations hereunder. Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind for the benefit of the Employee. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

         7. Payments by Company. If the Company shall find that any person to whom any amount is or was payable hereunder is unable to care for Employee's affairs because of illness or accident, or is a minor, or has died, then the Company, if it so elects, may direct that any payment due him or Employee's estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of such person's spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Company to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them in such manner and proportion as the Company may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

         8.       Change in Control.
                  (a) If a "Change in Control" occurs while Employee is employed by the Company, and Employee's employment is terminated by the Company or Employee, for any reason or no reason, other than a termination pursuant to
Section 4(a) by the Company herein, within twelve months after the Change in Control, the Company shall pay the Severance Payment provided in Section 8(b) to Employee within ten days of Employee's date of termination of employment, provide benefits pursuant to Section 8(c) and cause the acceleration of vesting of benefits described in Section 8(d) to occur. Notwithstanding the foregoing, Employee's termination of employment shall not be deemed due to a Change in Control if such termination is due to Employee's death pursuant to Section 4(b), Employee's disability pursuant to Section 5(b), Employee's retirement in accordance with the Company's retirement policy, or pursuant to Section 4(a).

         In the event of successive Changes of Control, the provisions of this Agreement shall apply with respect to each Change of Control.

                  (b) Employee's Severance Payment shall be an amount equal to the lesser of (i) 2.9 times the amount of Employee's base salary in effect on the date of the Change in Control and (ii) the product of 2.99 and the "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and applicable rules and regulations thereunder.

                  (c) The Company shall provide to Employee and Employee's spouse or other qualified dependents, at a cost to Employee no greater than the cost of such benefits to Employee at the time of the Change in Control, such hospitalization, health, medical and dental insurance benefits as were available to Employee (and Employee's spouse or qualified dependents) immediately prior to the Change in Control until the earlier to occur of (i) two years following the date of the Change in Control or (ii) Employee accepting employment pursuant to which he is eligible for comparable health insurance benefits.

                  (d) Any non-vested option to purchase securities of the Company will vest and become immediately exercisable upon a Change in Control.

                  (e) "Control" means the power, directly or indirectly, to direct the management or policies of the Company or to vote forty percent (40%) or more of any class of voting securities of the Company. "Change in Control" shall mean a change in Control of the Company, except that any merger, consolidation or corporate reorganization in which the owners of the capital stock entitled to vote ("Voting Stock") in the election of directors of the Company prior to said combination own sixty-one percent (61%) or more of the resulting entity's Voting Stock shall not be considered a change in control for the purpose of this Agreement; provided, that, without limitation, a Change in Control shall be deemed to have occurred if (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), directly or indirectly, of thirty-three percent (33%) or more of the Voting Stock of the Company or its successors; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company or its successors (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, that any person who becomes a director of the Company after the beginning of such period whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be considered a member of the Incumbent Board; or (iii) there occurs the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, no Change in Control shall be deemed to occur by virtue of any transaction which results in Employee, or a group of persons including Employee, acquiring, directly or indirectly, thirty-three percent (33%) or more of the combined voting power of the Company's outstanding securities. For purposes of this subparagraph (e), references to the "Company" shall be deemed to refer to First Bancorp only, and not to its subsidiaries.

         9. Modification and Waiver.

                  (a) Amendment of Agreement. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                  (b) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term and condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

         10. Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

         11. General Provisions.

                  (a) Nonassignability. Neither this Agreement nor any right or interest hereunder shall be assignable by Employee, Employee's beneficiaries, or legal representatives without the Company's prior written consent; provided, that nothing in this paragraph shall preclude the executors, administrators, or other legal representative of Employee or Employee's estate from assigning any rights hereunder to the person or persons entitled thereto.

                  (b) No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge of hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

                  (c) Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, Employee and the Company and their respective successors and assigns.

                  (d) Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

                  (e) Notice. For purposes of this Agreement, written notice shall be effective if personally delivered or if sent by certified mail, return receipt requested, to the following addresses or to such other addresses as either may designate in writing to the other party:

                           Employee:        James H. Garner

                                            _______________

                                            _______________

                           Company: 341 North Main Street
                                            Post Office Box 508
                                            Troy, North Carolina  27371
                                            Attention:  Chief Executive Officer

For purpose of computing time, all time requirements under this Agreement will start on the date mailed or if personally delivered, when delivered.

         12. Governing Law. This Agreement has been executed and delivered in the State of North Carolina, and its validity, interpretation, performance and enforcement shall be governed by the laws of such State.

         13. Effect of Prior Agreements. This Agreement contains the entire understanding between the parties with reference to the employment of the Employee, and supersedes any prior employment agreement, understanding or
arrangement   between  the  Employee  and  the  Company,   its  subsidiaries  or
affiliates.
                       [signatures contained on next page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above stated.
                                                     FIRST BANCORP


[CORPORATE SEAL]                    By:     /s/   Jack D. Briggs
                                            --------------------
                                            Jack D. Briggs
                                    Title:  Chairman of the Board of Directors
Attest:  /s/ Anna G. Hollers
         -------------------
         Anna G. Hollers
         Secretary

                                                     EMPLOYEE


                                            /s/   James H. Garner   (SEAL)

                                                                    Exhibit 10.m


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, dated and effective this 17th day of August, 1998, between FIRST BANCORP (a North Carolina corporation) (the "Company") and ANNA G. HOLLERS (the "Employee"). References to the "Company" herein shall be deemed to refer to the Company and its subsidiaries taken as a whole, unless the context requires or the Agreement provides otherwise.

         The Company desires to employ the Employee, and Employee desires to be employed by the Company, on the terms and subject to the conditions hereinafter set forth. Accordingly, in consideration of employment, the compensation the Company agrees to pay the Employee, the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually agree as follows:

         14. Employment and Term. The Company (or one of its subsidiaries) will employ Employee, and Employee will be employed by the Company for a term of three (3) years, initially as Executive Vice President Administration, commencing on the date hereof, unless sooner terminated as hereinafter provided. The term of this Agreement shall automatically be extended for an additional period of one (1) year on each anniversary of the date of this Agreement unless either party gives the other written notice on or prior to such anniversary date that such extension will not occur.

         15. Duties. Employee shall at all times faithfully and diligently perform Employee's obligations under this Agreement and act in the best interests of the Company and its affiliated companies. Employee's duties hereunder shall be to act in such office or capacity as the Company may direct or change from time to time, and Employee shall perform all duties necessary or advisable in order to carry out such functions in an efficient manner. Employee shall, during the term of Employee's employment hereunder, devote Employee's full time, best efforts and ability, skill, and attention exclusively to the furtherance of the business objectives and interests of the Company and its affiliated companies during such hours and in such a manner as is generally customary for employees of Employee's position in businesses of the Company's type.

         16. Compensation.

                  (f) Salary. For services rendered by Employee hereunder, the Company shall pay Employee an annual salary of not less than $120,000 payable in accordance with the customary payroll practices of the Company. Employee's salary shall be subject to increase upon annual reviews of the Employee's performance. Employee will receive an annual increase that is at least as much as any percentage increase in the U.S. Consumer Price Index during the twelve months preceding the date of Employee's annual review. Any such increase will be considered in determining the Employee's base salary for all purposes hereunder.

                  (g) Reimbursement of Expenses. The Company shall pay or reimburse Employee for all reasonable and necessary travel and other expenses incurred by Employee in performing Employee's obligations under this Agreement, provided that Employee shall present to the Company from time to time an itemized account of such expenses in any form required by the Company. The Company further agrees to furnish Employee with such other assistance and accommodations as shall be suitable to the character of Employee's position with the Company and adequate for the performance of Employee's duties hereunder.

                  (h) Employee shall be entitled to such insurance, pension, profit-sharing and other benefit plans as are or may be available generally to employees of the Company to the extent permitted by applicable laws or government regulations. Employee will also be eligible for participation in the Company's Supplemental Employee Retirement Plan, Split Dollar Insurance Plan and Stock Option Plan.

                  (i) Employee shall be entitled to reasonable time off for vacation, sick leave, bereavement leave, jury duty and military obligations as are or may become available to employees of the Company in positions similar to those of Employee, as provided by the Company's policies as they may be in effect from time to time.

         17. Termination. In addition to the termination of the terms specified in Section 1 hereunder, employment may be terminated under any of the following provisions:

                  (a) The employment of the Employee under this Agreement may be terminated immediately by the Company if the Company finds that the Employee shall have (i) demonstrated gross negligence or willful misconduct in the execution of Employee's duties, (ii) committed an act of dishonesty or moral turpitude, or (iii) been convicted of a felony or other serious crime. All future compensation and benefits, not then accrued, will automatically terminate if Employee is terminated under this subparagraph (a).

                  (b) The employment of the Employee under this Agreement shall be automatically terminated on the date of the Employee's death.

                  (c) Employer may terminate Employee's employment hereunder for any reason other than as provided in subparagraphs (a) and (b), but in such case Employer shall be obligated to pay Employee's base salary to Employee for the remainder of the term specified in Section 1 hereof (the "Remaining Term").

                  (d) Employment hereunder may be terminated voluntarily by Employee on forty-five (45) days' written notice to the Company's Chief Executive Officer or Chairman of the Company's Board of Directors, in which case Employee will receive his compensation, vested rights and employee benefits accrued through the date of termination of employment.

         18. Other Obligations. All payments and benefits to Employee under this
Agreement  shall  be  subject  to  Employee's   compliance  with  the  following
provisions:

                  (a) Assistance in Litigation. During the term of this Agreement and for three full years after the expiration or termination hereof, Employee shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. In connection with such assistance, if substantial effort or expense is required of Employee after the termination of Employee's employment hereunder, the Company will pay reasonable compensation to Employee and will reimburse him for reasonable out-of-pocket expenses.

                  (b) Long-Term Disability. If the Employee has become disabled as determined under the Company's long-term disability plan or policy then in effect and is terminated from active employment, any remaining benefits of this contract shall be reduced by any benefits received by the Employee under the Company's long-term disability plan or policy. Additionally, if such a circumstance occurs, the Employee is under an affirmative duty to actively seek and accept reasonable alternative employment following termination. Any compensation received by Employee following termination or compensation earnable with reasonable diligence will be deducted from any future compensation due the Employee under this Agreement. In the event the Employee fails to seek reasonable alternative employment, the Company's obligation to pay future compensation shall cease.

                  (c) Confidential Information. Employee acknowledges that in the course of Employee's employment he will acquire knowledge of trade and business secrets and other confidential data of the Company, its subsidiaries and any affiliated companies. Such trade and business secrets and other confidential data may include, but are not limited to, confidential product information, methods by which the Company proposes to compete with its business competitors, strategic plans, confidential reports prepared by business consultant(s) and similar information relating to the Company's, its subsidiaries' or its affiliated companies' products, customers, and operations. Employee recognizes that the possible restrictions on Employee's activities are required for the reasonable protection of the Company. Employee covenants not to knowingly disclose or reveal to any unauthorized person such confidential business secrets or other confidential data both during the term of this Agreement and for a period of two (2) years following termination of this Agreement. Upon expiration or termination of Employee's employment by the Company, Employee agrees to return to the Company all documents (both originals and copies), including without limitation, customer lists, books and records, form agreements, manuals, and other information (in whatever form such information may exist, whether written, recorded, in magnetic media, or other form) that comes into Employee's possession during, by virtue of and in the course of Employee's employment and which are in any way connected with or related to the Company's business.

         It is further understood and agreed that the Company's right to require Employee to keep confidential information secret shall not be in lieu of the Company's right to monetary damages in the event Employee is in breach of any obligation contained in this Agreement, and that in the event of any breach or threatened breach of any of these covenants, the Company may either, with or without pursuing any action for damages, obtain and enforce an injunction prohibiting Employee from violating said covenants.

                  (d) Noncompetition Covenants and Other Covenants For Protection of the Company. During the term of Employee's employment hereunder and during the period following the termination of such employment specified below as the "Restricted Period," Employee separately covenants for the benefit of the Company as follows:

                           (iv)  Employee  shall not,  directly  or  indirectly,
promote, be employed by, participate or engage in any activity or business which is in competition with the business of the Company, or any of its subsidiaries and affiliated companies, including acting, either singly or jointly or as agent for, or as an employee of, any person or persons, firm or corporation whether directly or indirectly (as a director, shareholder or investor, partner, lessor, lessee, proprietor, principal agent, independent contractor, representative, consultant or otherwise), in the "Restricted Territory" (as defined below). Ownership by Employee of 5% or less of the outstanding capital stock of any corporation which is actively publicly traded will not be a violation of this covenant;

                           (v) Employee  covenants that Employee will not employ
or assist others by active solicitation to recruit and employ employees of the Company or any of the Company's subsidiaries or affiliate companies; and

                           (vi) Employee agrees that Employee will not, directly
or indirectly, on behalf of himself or any third party, make any sales contacts with, or actively solicit business from any customer of the Company or its subsidiaries or affiliate companies, for any products or services competitive with those offered by the Company or its subsidiaries or affiliated companies within the "Restricted Territory" (as defined below).

         The "Restricted Period" following termination of employment during which Employee will observe the covenants contained in this Section 5(d) shall be (A) one year following termination of employment under Section 4(a) hereof or if Employee voluntarily terminates his employment hereunder and (B) for the Remaining Term (as defined in Section 4(c) hereof) if employment is terminated pursuant to Section 4(c) hereof.

         "Restricted Territory" is defined as the area within a fifty mile radius of Troy, North Carolina.

         Notwithstanding the foregoing, the aforesaid limitations on Employee contained in this Section 5(d) shall be null and void if Employee's employment hereunder is terminated within one year following a Change in Control (as defined in Section 8 hereof).

                  (e) It is further understood and agreed that the Company's right to require Employee to keep confidential information secret or not to compete against the Company for the agreed upon period shall not be in lieu of the Company's right to monetary damages in the event Employee is in breach of any obligation contained in this Agreement, and that in the event of any breach or threatened breach of any of these covenants, the Company may either, with or without pursuing any action for damages, obtain and enforce an injunction prohibiting Employee from violating said covenants.

                  (f) The parties hereby agree that all of the above obligations in this Section 5 are reasonable in nature and are designed to reasonably protect the Company's interests.

         19. Source of Payment. Subject to the terms of any employee benefit plan established by the Company and except as otherwise provided by law, all payments provided under this Agreement shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets shall be made to assure payment. Employee shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid the Company in meeting its obligations hereunder.
Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind for the benefit of the Employee. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

         20. Payments by Company. If the Company shall find that any person to whom any amount is or was payable hereunder is unable to care for Employee's affairs because of illness or accident, or is a minor, or has died, then the Company, if it so elects, may direct that any payment due him or Employee's estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of such person's spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Company to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them in such manner and proportion as the Company may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

         21.      Change in Control.

                  (a) If a "Change in Control" occurs while Employee is employed by the Company, and Employee's employment is terminated by the Company or Employee, for any reason or no reason, other than a termination pursuant to
Section 4(a) by the Company herein, within twelve months after the Change in Control, the Company shall pay the Severance Payment provided in Section 8(b) to Employee within ten days of Employee's date of termination of employment, provide benefits pursuant to Section 8(c) and cause the acceleration of vesting of benefits described in Section 8(d) to occur. Notwithstanding the foregoing, Employee's termination of employment shall not be deemed due to a Change in Control if such termination is due to Employee's death pursuant to Section 4(b), Employee's disability pursuant to Section 5(b), Employee's retirement in accordance with the Company's retirement policy, or pursuant to Section 4(a).

         In the event of successive Changes of Control, the provisions of this Agreement shall apply with respect to each Change of Control.

                  (b) Employee's Severance Payment shall be an amount equal to the lesser of (i) 2.9 times the amount of Employee's base salary in effect on the date of the Change in Control and (ii) the product of 2.99 and the "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and applicable rules and regulations thereunder.

                  (c) The Company shall provide to Employee and Employee's spouse or other qualified dependents, at a cost to Employee no greater than the cost of such benefits to Employee at the time of the Change in Control, such hospitalization, health, medical and dental insurance benefits as were available to Employee (and Employee's spouse or qualified dependents) immediately prior to the Change in Control until the earlier to occur of (i) two years following the date of the Change in Control or (ii) Employee accepting employment pursuant to which he is eligible for comparable health insurance benefits.

                  (d) Any non-vested option to purchase securities of the Company will vest and become immediately exercisable upon a Change in Control.

                  (e) "Control" means the power, directly or indirectly, to direct the management or policies of the Company or to vote forty percent (40%) or more of any class of voting securities of the Company. "Change in Control" shall mean a change in Control of the Company, except that any merger, consolidation or corporate reorganization in which the owners of the capital stock entitled to vote ("Voting Stock") in the election of directors of the Company prior to said combination own sixty-one percent (61%) or more of the resulting entity's Voting Stock shall not be considered a change in control for the purpose of this Agreement; provided, that, without limitation, a Change in Control shall be deemed to have occurred if (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), directly or indirectly, of thirty-three percent (33%) or more of the Voting Stock of the Company or its successors; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company or its successors (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, that any person who becomes a director of the Company after the beginning of such period whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be considered a member of the Incumbent Board; or (iii) there occurs the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, no Change in Control shall be deemed to occur by virtue of any transaction which results in Employee, or a group of persons including Employee, acquiring, directly or indirectly, thirty-three percent (33%) or more of the combined voting power of the Company's outstanding securities. For purposes of this subparagraph (e), references to the "Company" shall be deemed to refer to First Bancorp only, and not to its subsidiaries.

         22. Modification and Waive.

                  (a) Amendment of Agreement. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                  (b) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term and condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

         23. Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

         24.      General Provisions.

                  (a) Nonassignability. Neither this Agreement nor any right or interest hereunder shall be assignable by Employee, Employee's beneficiaries, or legal representatives without the Company's prior written consent; provided, that nothing in this paragraph shall preclude the executors, administrators, or other legal representative of Employee or Employee's estate from assigning any rights hereunder to the person or persons entitled thereto.

                  (b) No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge of hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

                  (c) Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, Employee and the Company and their respective successors and assigns.

                  (d) Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

                  (e) Notice. For purposes of this Agreement, written notice shall be effective if personally delivered or if sent by certified mail, return receipt requested, to the following addresses or to such other addresses as either may designate in writing to the other party:

                           Employee:        Anna G. Hollers
                                            P.O. Box 206
                                            Candor, NC  27229

                           Company: 341 North Main Street
                                            Post Office Box 508
                                            Troy, North Carolina  27371
                                            Attention:  Chief Executive Officer

For purpose of computing time, all time requirements under this Agreement will start on the date mailed or if personally delivered, when delivered.

         25. Governing Law. This Agreement has been executed and delivered in the State of North Carolina, and its validity, interpretation, performance and enforcement shall be governed by the laws of such State.

         26. Effect of Prior Agreements. This Agreement contains the entire understanding between the parties with reference to the employment of the Employee, and supersedes any prior employment agreement, understanding or
arrangement   between  the  Employee  and  the  Company,   its  subsidiaries  or
affiliates.
                       [signatures contained on next page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above stated.


                                             FIRST BANCORP


[CORPORATE SEAL]                    By:     /s/  James H. Garner
                                            --------------------
                                            James H. Garner
                                    Title:  President and CEO
Attest:  /s/  Delores George
         Asst. Secretary

                                            EMPLOYEE


                                            /s/ Anna G. Hollers (SEAL)

                                                                    Exhibit 10.n


                              EMPLOYMENT AGREEMENT


         THIS AGREEMENT, dated and effective this 17th day of August, 1998, between FIRST BANCORP (a North Carolina corporation) (the "Company") and TERESA
C. NIXON (the "Employee"). References to the "Company" herein shall be deemed to refer to the Company and its subsidiaries taken as a whole, unless the context requires or the Agreement provides otherwise.

         The Company desires to employ the Employee, and Employee desires to be employed by the Company, on the terms and subject to the conditions hereinafter set forth. Accordingly, in consideration of employment, the compensation the Company agrees to pay the Employee, the mutual covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties mutually agree as follows:

         27. Employment and Term. The Company (or one of its subsidiaries) will employ Employee, and Employee will be employed by the Company for a term of three (3) years, initially as Executive Vice President Lending, commencing on the date hereof, unless sooner terminated as hereinafter provided. The term of this Agreement shall automatically be extended for an additional period of one
(1) year on each anniversary of the date of this Agreement unless either party gives the other written notice on or prior to such anniversary date that such extension will not occur.

         28. Duties. Employee shall at all times faithfully and diligently perform Employee's obligations under this Agreement and act in the best interests of the Company and its affiliated companies. Employee's duties hereunder shall be to act in such office or capacity as the Company may direct or change from time to time, and Employee shall perform all duties necessary or advisable in order to carry out such functions in an efficient manner. Employee shall, during the term of Employee's employment hereunder, devote Employee's full time, best efforts and ability, skill, and attention exclusively to the furtherance of the business objectives and interests of the Company and its affiliated companies during such hours and in such a manner as is generally customary for employees of Employee's position in businesses of the Company's type.

         29.      Compensation.

                  (f) Salary. For services rendered by Employee hereunder, the Company shall pay Employee an annual salary of not less than $116,000 payable in accordance with the customary payroll practices of the Company. Employee's salary shall be subject to increase upon annual reviews of the Employee's performance. Employee will receive an annual increase that is at least as much as any percentage increase in the U.S. Consumer Price Index during the twelve months preceding the date of Employee's annual review. Any such increase will be considered in determining the Employee's base salary for all purposes hereunder.

                  (g) Reimbursement of Expenses. The Company shall pay or reimburse Employee for all reasonable and necessary travel and other expenses incurred by Employee in performing Employee's obligations under this Agreement, provided that Employee shall present to the Company from time to time an itemized account of such expenses in any form required by the Company. The Company further agrees to furnish Employee with such other assistance and accommodations as shall be suitable to the character of Employee's position with the Company and adequate for the performance of Employee's duties hereunder.

                  (h) Employee shall be entitled to such insurance, pension, profit-sharing and other benefit plans as are or may be available generally to employees of the Company to the extent permitted by applicable laws or government regulations. Employee will also be eligible for participation in the Company's Supplemental Employee Retirement Plan, Split Dollar Insurance Plan and Stock Option Plan.

                  (i) Employee shall be entitled to reasonable time off for vacation, sick leave, bereavement leave, jury duty and military obligations as are or may become available to employees of the Company in positions similar to those of Employee, as provided by the Company's policies as they may be in effect from time to time.

         30. Termination. In addition to the termination of the terms specified in Section 1 hereunder, employment may be terminated under any of the following provisions:

                  (a) The employment of the Employee under this Agreement may be terminated immediately by the Company if the Company finds that the Employee shall have (i) demonstrated gross negligence or willful misconduct in the execution of Employee's duties, (ii) committed an act of dishonesty or moral turpitude, or (iii) been convicted of a felony or other serious crime. All future compensation and benefits, not then accrued, will automatically terminate if Employee is terminated under this subparagraph (a).

                  (b) The employment of the Employee under this Agreement shall be automatically terminated on the date of the Employee's death.

                  (c) Employer may terminate Employee's employment hereunder for any reason other than as provided in subparagraphs (a) and (b), but in such case Employer shall be obligated to pay Employee's base salary to Employee for the remainder of the term specified in Section 1 hereof (the "Remaining Term").

                  (d) Employment hereunder may be terminated voluntarily by Employee on forty-five (45) days' written notice to the Company's Chief Executive Officer or Chairman of the Company's Board of Directors, in which case Employee will receive his compensation, vested rights and employee benefits accrued through the date of termination of employment.

         31. Other Obligations. All payments and benefits to Employee under this
Agreement  shall  be  subject  to  Employee's   compliance  with  the  following
provisions:

                  (a) Assistance in Litigation. During the term of this Agreement and for three full years after the expiration or termination hereof, Employee shall, upon reasonable notice, furnish such information and proper assistance to the Company as may reasonably be required by the Company in connection with any litigation in which it or any of its subsidiaries or affiliates is, or may become, a party. In connection with such assistance, if substantial effort or expense is required of Employee after the termination of Employee's employment hereunder, the Company will pay reasonable compensation to Employee and will reimburse him for reasonable out-of-pocket expenses.

                  (b) Long-Term Disability. If the Employee has become disabled as determined under the Company's long-term disability plan or policy then in effect and is terminated from active employment, any remaining benefits of this contract shall be reduced by any benefits received by the Employee under the Company's long-term disability plan or policy. Additionally, if such a circumstance occurs, the Employee is under an affirmative duty to actively seek and accept reasonable alternative employment following termination. Any compensation received by Employee following termination or compensation earnable with reasonable diligence will be deducted from any future compensation due the Employee under this Agreement. In the event the Employee fails to seek reasonable alternative employment, the Company's obligation to pay future compensation shall cease.

                  (c) Confidential Information. Employee acknowledges that in the course of Employee's employment he will acquire knowledge of trade and business secrets and other confidential data of the Company, its subsidiaries and any affiliated companies. Such trade and business secrets and other confidential data may include, but are not limited to, confidential product information, methods by which the Company proposes to compete with its business competitors, strategic plans, confidential reports prepared by business consultant(s) and similar information relating to the Company's, its subsidiaries' or its affiliated companies' products, customers, and operations. Employee recognizes that the possible restrictions on Employee's activities are required for the reasonable protection of the Company. Employee covenants not to knowingly disclose or reveal to any unauthorized person such confidential business secrets or other confidential data both during the term of this Agreement and for a period of two (2) years following termination of this Agreement. Upon expiration or termination of Employee's employment by the Company, Employee agrees to return to the Company all documents (both originals and copies), including without limitation, customer lists, books and records, form agreements, manuals, and other information (in whatever form such information may exist, whether written, recorded, in magnetic media, or other form) that comes into Employee's possession during, by virtue of and in the course of Employee's employment and which are in any way connected with or related to the Company's business.

         It is further understood and agreed that the Company's right to require Employee to keep confidential information secret shall not be in lieu of the Company's right to monetary damages in the event Employee is in breach of any obligation contained in this Agreement, and that in the event of any breach or threatened breach of any of these covenants, the Company may either, with or without pursuing any action for damages, obtain and enforce an injunction prohibiting Employee from violating said covenants.

                  (d) Noncompetition Covenants and Other Covenants For Protection of the Company. During the term of Employee's employment hereunder and during the period following the termination of such employment specified below as the "Restricted Period," Employee separately covenants for the benefit of the Company as follows:

                           (vii)  Employee  shall not,  directly or  indirectly,
promote, be employed by, participate or engage in any activity or business which is in competition with the business of the Company, or any of its subsidiaries and affiliated companies, including acting, either singly or jointly or as agent for, or as an employee of, any person or persons, firm or corporation whether directly or indirectly (as a director, shareholder or investor, partner, lessor, lessee, proprietor, principal agent, independent contractor, representative, consultant or otherwise), in the "Restricted Territory" (as defined below). Ownership by Employee of 5% or less of the outstanding capital stock of any corporation which is actively publicly traded will not be a violation of this covenant;

                           (viii)  Employee  covenants  that  Employee  will not
employ or assist others by active solicitation to recruit and employ employees of the Company or any of the Company's subsidiaries or affiliate companies; and

                           (ix) Employee agrees that Employee will not, directly
or indirectly, on behalf of himself or any third party, make any sales contacts with, or actively solicit business from any customer of the Company or its subsidiaries or affiliate companies, for any products or services competitive with those offered by the Company or its subsidiaries or affiliated companies within the "Restricted Territory" (as defined below).

         The "Restricted Period" following termination of employment during which Employee will observe the covenants contained in this Section 5(d) shall be (A) one year following termination of employment under Section 4(a) hereof or if Employee voluntarily terminates his employment hereunder and (B) for the Remaining Term (as defined in Section 4(c) hereof) if employment is terminated pursuant to Section 4(c) hereof.

         "Restricted Territory" is defined as a combination of the area within a fifty mile radius of Troy, North Carolina and Lee County, North Carolina.

         Notwithstanding the foregoing, the aforesaid limitations on Employee contained in this Section 5(d) shall be null and void if Employee's employment hereunder is terminated within one year following a Change in Control (as defined in Section 8 hereof).

                  (e) It is further understood and agreed that the Company's right to require Employee to keep confidential information secret or not to compete against the Company for the agreed upon period shall not be in lieu of the Company's right to monetary damages in the event Employee is in breach of any obligation contained in this Agreement, and that in the event of any breach or threatened breach of any of these covenants, the Company may either, with or without pursuing any action for damages, obtain and enforce an injunction prohibiting Employee from violating said covenants.

                  (f) The parties hereby agree that all of the above obligations in this Section 5 are reasonable in nature and are designed to reasonably protect the Company's interests.

         32. Source of Payment. Subject to the terms of any employee benefit plan established by the Company and except as otherwise provided by law, all payments provided under this Agreement shall be paid in cash from the general funds of the Company, and no special or separate fund shall be established, and no other segregation of assets shall be made to assure payment. Employee shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid the Company in meeting its obligations hereunder.
Nothing contained in this Agreement, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind for the benefit of the Employee. To the extent that any person acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

         33. Payments by Company. If the Company shall find that any person to whom any amount is or was payable hereunder is unable to care for Employee's affairs because of illness or accident, or is a minor, or has died, then the Company, if it so elects, may direct that any payment due him or Employee's estate (unless a prior claim therefor has been made by a duly appointed legal representative) or any part thereof be paid or applied for the benefit of such person or to or for the benefit of such person's spouse, children or other dependents, an institution maintaining or having custody of such person, any other person deemed by the Company to be a proper recipient on behalf of such person otherwise entitled to payment, or any of them in such manner and proportion as the Company may deem proper. Any such payment shall be in complete discharge of the liability of the Company therefor.

         34.      Change in Control.

                  (a) If a "Change in Control" occurs while Employee is employed by the Company, and Employee's employment is terminated by the Company or Employee, for any reason or no reason, other than a termination pursuant to
Section 4(a) by the Company herein, within twelve months after the Change in Control, the Company shall pay the Severance Payment provided in Section 8(b) to Employee within ten days of Employee's date of termination of employment, provide benefits pursuant to Section 8(c) and cause the acceleration of vesting of benefits described in Section 8(d) to occur. Notwithstanding the foregoing, Employee's termination of employment shall not be deemed due to a Change in Control if such termination is due to Employee's death pursuant to Section 4(b), Employee's disability pursuant to Section 5(b), Employee's retirement in accordance with the Company's retirement policy, or pursuant to Section 4(a).

         In the event of successive Changes of Control, the provisions of this Agreement shall apply with respect to each Change of Control.

                  (b) Employee's Severance Payment shall be an amount equal to the lesser of (i) 2.9 times the amount of Employee's base salary in effect on the date of the Change in Control and (ii) the product of 2.99 and the "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and applicable rules and regulations thereunder.

                  (c) The Company shall provide to Employee and Employee's spouse or other qualified dependents, at a cost to Employee no greater than the cost of such benefits to Employee at the time of the Change in Control, such hospitalization, health, medical and dental insurance benefits as were available to Employee (and Employee's spouse or qualified dependents) immediately prior to the Change in Control until the earlier to occur of (i) two years following the date of the Change in Control or (ii) Employee accepting employment pursuant to which he is eligible for comparable health insurance benefits.

                  (d) Any non-vested option to purchase securities of the Company will vest and become immediately exercisable upon a Change in Control.

                  (e) "Control" means the power, directly or indirectly, to direct the management or policies of the Company or to vote forty percent (40%) or more of any class of voting securities of the Company. "Change in Control" shall mean a change in Control of the Company, except that any merger, consolidation or corporate reorganization in which the owners of the capital stock entitled to vote ("Voting Stock") in the election of directors of the Company prior to said combination own sixty-one percent (61%) or more of the resulting entity's Voting Stock shall not be considered a change in control for the purpose of this Agreement; provided, that, without limitation, a Change in Control shall be deemed to have occurred if (i) any "person" (as that term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the beneficial owner (as that term is used in Section 13(d) of the Securities Exchange Act of 1934), directly or indirectly, of thirty-three percent (33%) or more of the Voting Stock of the Company or its successors; (ii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company or its successors (the "Incumbent Board") cease for any reason to constitute at least a majority thereof; provided, that any person who becomes a director of the Company after the beginning of such period whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board shall be considered a member of the Incumbent Board; or (iii) there occurs the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, no Change in Control shall be deemed to occur by virtue of any transaction which results in Employee, or a group of persons including Employee, acquiring, directly or indirectly, thirty-three percent (33%) or more of the combined voting power of the Company's outstanding securities. For purposes of this subparagraph (e), references to the "Company" shall be deemed to refer to First Bancorp only, and not to its subsidiaries.

         35.      Modification and Waiver.

                  (a) Amendment of Agreement. This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

                  (b) Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term and condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than that specifically waived.

         36. Severability. If, for any reason, any provision of this Agreement is held invalid, such invalidity shall not affect any other provision of this Agreement not held so invalid, and each such other provision shall to the full extent consistent with law continue in full force and effect. If any provision of this Agreement shall be held invalid in part, such invalidity shall in no way affect the rest of such provision not held so invalid, and the rest of such provision, together with all other provisions of this Agreement, shall to the full extent consistent with law continue in full force and effect.

         37.      General Provisions.

                  (a) Nonassignability. Neither this Agreement nor any right or interest hereunder shall be assignable by Employee, Employee's beneficiaries, or legal representatives without the Company's prior written consent; provided, that nothing in this paragraph shall preclude the executors, administrators, or other legal representative of Employee or Employee's estate from assigning any rights hereunder to the person or persons entitled thereto.

                  (b) No Attachment. Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge of hypothecation or to execution, attachment, levy or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

                  (c) Binding Effect. This Agreement shall be binding upon, and inure to the benefit of, Employee and the Company and their respective successors and assigns.

                  (d) Headings. Headings in this Agreement are for convenience only and shall not be used to interpret or construe its provisions.

                  (e) Notice. For purposes of this Agreement, written notice shall be effective if personally delivered or if sent by certified mail, return receipt requested, to the following addresses or to such other addresses as either may designate in writing to the other party:

                           Employee:        Tersea C. Nixon
                                            P.O. Box 573
                                            Sanford, NC  27331

                           Company: 341 North Main Street
                                            Post Office Box 508
                                            Troy, North Carolina  27371
                                            Attention:  Chief Executive Officer

For purpose of computing time, all time requirements under this Agreement will start on the date mailed or if personally delivered, when delivered.

         38. Governing Law. This Agreement has been executed and delivered in the State of North Carolina, and its validity, interpretation, performance and enforcement shall be governed by the laws of such State.

         39. Effect of Prior Agreements. This Agreement contains the entire understanding between the parties with reference to the employment of the Employee, and supersedes any prior employment agreement, understanding or
arrangement   between  the  Employee  and  the  Company,   its  subsidiaries  or
affiliates.
                       [signatures contained on next page]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above stated.

                                            FIRST BANCORP


[CORPORATE SEAL]                    By:     /s/  James H. Garner
                                            --------------------
                                            James H. Garner
                                    Title:  President and CEO
Attest:  /s/  Anna G. Hollers
         Secretary

                                           EMPLOYEE


                                           /s/  Teresa C. Nixon   (SEAL)